EXHIBIT 10.10

LEASE

SFERS REAL ESTATE CORP. U,

a Delaware corporation

Landlord,

and

VERISITY DESIGN, INC.,

a California corporation

Tenant

i

EXHIBIT A – FLOOR PLAN DEPICTING THE PREMISES

EXHIBIT A-1 – SITE PLAN

EXHIBIT A-2 – DEPICTION OF VISITOR PARKING SPACES

EXHIBIT B – INITIAL ALTERATIONS

EXHIBIT C – COMMENCEMENT DATE MEMORANDUM

EXHIBIT D – RULES AND REGULATIONS

EXHIBIT E – FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

EXHIBIT F – FORM OF GUARANTY

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MULTI-TENANT INDUSTRIAL NET LEASE

REFERENCE PAGES

BUILDING:	Mountain View Corporate Center

LANDLORD:	SFERS REAL ESTATE CORP. U, a Delaware corporation

LANDLORD’S ADDRESS:	1310 Tully Road, Suite 110 San Jose, California 95122

WIRE INSTRUCTIONS AND/OR ADDRESS FOR RENT PAYMENT:	SFERS Real Estate Corp. U Dept. #44631 P.O. Box 44000 San Francisco, California 94144

LEASE REFERENCE DATE:	April 14, 2004

TENANT:	VERISITY DESIGN, INC., a California corporation

TENANT’S NOTICE ADDRESS:

(a) As of beginning of Term:	331 East Evelyn, Mountain View, California 94039

(b) Prior to beginning of Term (if different):	2041 Landings Drive, Building N Mountain View, California 94043

PREMISES ADDRESS:	331 East Evelyn, Mountain View, California 94039

PREMISES RENTABLE AREA:	Approximately 58,242 sq. ft. (for outline of Premises see Exhibit A)

BUILDING PROJECT RENTABLE AREA:	Approximately 266,088 sq. ft.

USE:	Research, development, marketing, assembly and distribution of software and computer components and general office use

SCHEDULED COMMENCEMENT DATE:	July 1, 2004

TERM OF LEASE:	Approximately five (5) years beginning on the Commencement Date and ending on the Termination Date. The period from the Commencement Date to the last day of the same month is the “Commencement Month.”

TERMINATION DATE:	June 30, 2009

Initials

ANNUAL RENT and MONTHLY INSTALLMENT OF

RENT (Article 3):

7/1/2004	6/30/2005	58,242	$14.40	$838,684.80	$69,890.40*

7/1/2005	6/30/2006	58,242	$15.00	$873,630.00	$72,802.50

7/1/2006	6/30/2007	58,242	$15.60	$908,575.20	$75,714.60

7/1/2007	6/30/2008	58,242	$16.20	$943,520.40	$78,626.70

7/1/2008	6/30/2009	58,242	$16.80	$978,465.60	$81,538.80

*	Subject to abatement pursuant to Section 3.1.1 of the Lease.

INITIAL ESTIMATED MONTHLY INSTALLMENT OF RENT ADJUSTMENTS (Article 4)	$21,713.14, commencing 7/1/2004

TENANT’S PROPORTIONATE SHARE:	21.89%

TENANT’S PROPORTIONATE SHARE FOR PARKING:	4 parking spaces per 1,000 rentable square feet of the Premises

SECURITY DEPOSIT:	$81,538.80

ASSIGNMENT/SUBLETTING FEE	$1,000.00

REAL ESTATE BROKER DUE COMMISSION:	Cornish & Carey Commercial

GUARANTOR:	Verisity Ltd., a corporation organized under the laws of the State of Israel. Concurrent with Tenant’s execution and delivery of this Lease, Tenant shall cause the Guarantor to execute and deliver to Landlord a Guaranty in the form attached hereto as Exhibit F.

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Initials

TENANT’S SIC CODE:	5045

AMORTIZATION RATE:	N/A

The Reference Pages information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Pages information and the Lease, the Lease shall control. This Lease includes Exhibits A through F, all of which are made a part of this Lease.

LANDLORD:		TENANT:

SFERS REAL ESTATE CORP. U, a Delaware corporation		VERISITY DESIGN, INC., a California corporation

By:	RREEF Management Company, a Delaware corporation

By:		By:

Name:	James H. Ida	Name:	Charles Alvarez

Title:	District Manager	Title:	Vice President of Finance and Chief Financial Officer

Dated:		Dated:

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v

LEASE

By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Pages. The Premises are depicted on the floor plan attached hereto as Exhibit A, and the Building is depicted on the site plan attached hereto as Exhibit A-1. The Reference Pages, including all terms defined thereon, are incorporated as part of this Lease.

1.	USE AND RESTRICTIONS ON USE.

1.1 The Premises are to be used solely for the purposes set forth on the Reference Pages. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them, or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose, or commit any waste. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in the Building or appurtenant land, caused or permitted by, or resulting from the specific use by, Tenant, or in or upon, or in connection with, the Premises, all at Tenant’s sole expense. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof.

1.2 Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees (collectively, the “Tenant Entities”) to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively “Hazardous Materials”) flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively “Environmental Laws”), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article 30) harmless from and against any and all loss, claims, liability or costs (including court costs and attorney’s fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials by Tenant or any Tenant Entity (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.2. As of the date hereof, Landlord has not received written notice from any governmental agencies that the Building is in violation of any Environmental Laws. Further, to Landlord’s actual knowledge, there are no Hazardous Materials at the Building other than small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes. For purposes of this Section, “Landlord’s actual knowledge” shall be deemed to mean and limited to the current actual knowledge of James Ida, District Manager of Rreef Management Company, a Delaware corporation, at the time of execution of this Lease and not any implied, imputed, or constructive knowledge of said individual or of Landlord or any parties related to or comprising Landlord and without any independent investigation or inquiry having been made or any implied duty to investigate or make any inquiries; it being understood and agreed that such individual shall have no personal liability in any manner whatsoever hereunder or otherwise related to the transactions contemplated hereby.

1.3 Tenant and the Tenant Entities will be entitled to the non-exclusive use of the common areas of the Building as they exist from time to time during the Term, including the parking facilities, subject to Landlord’s rules and regulations regarding such use. However, in no event will Tenant or the Tenant Entities park more vehicles in the parking facilities than Tenant’s Proportionate Share of the total parking spaces available for common use. The foregoing shall not be deemed to provide Tenant with an exclusive right to any parking spaces or any guaranty of the availability of any particular parking spaces or any specific number of parking spaces. Lessee shall be allotted five (5) designated visitor parking spaces, as depicted on the site plan attached hereto as Exhibit A-2, provided that such designated spaces shall be inclusive of and not in addition to Tenant’s Proportionate Share of the total parking spaces available for common use. Landlord shall not allot to any other tenant of the Building or of the project in which the Building is located (the “Project”) the right to use parking spaces in excess of such tenant’s proportionate share of the total parking spaces available for common use.

2.	TERM.

2.1 The Term of this Lease shall begin on the date (“Commencement Date”) which shall be the later of the Scheduled Commencement Date as shown on the Reference Pages and the date that Landlord shall tender possession of the Premises to Tenant, and shall terminate on the date as shown on the Reference Pages (“Termination Date”), unless sooner terminated by the provisions of this Lease. Anything to the contrary notwithstanding, in the event that Tenant’s completion of the Initial Alterations (as defined in Exhibit B attached hereto) is delayed due to strikes, acts of God, shortages of labor or materials, war, terrorist acts, civil disturbances and other causes beyond the reasonable control of the performing party (each a “Force Majeure”) beyond July 1, 2004, the Scheduled Commencement Date and Termination Date shall be delayed by an equal period of time, provided that in no event shall such delay exceed thirty (30) days. Tenant shall, at Landlord’s request, execute and deliver a memorandum agreement provided by Landlord in the form of Exhibit C attached hereto, setting forth the actual Commencement Date, Termination Date and, if necessary, a revised rent schedule. Should Tenant fail to do so within thirty (30) days after Landlord’s request, the information set forth in such memorandum provided by Landlord shall be conclusively presumed to be agreed and correct.

2.2 Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the date immediately following the date this Lease is fully executed by Landlord and Tenant and Tenant has delivered to Landlord the fully executed Guaranty, all prepaid rental for the seventh (7th) month of the Term, the Security Deposit, and insurance certificates required hereunder (the “Effective Date”) for any reason, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant. No such failure to give possession on the date immediately following the Effective Date shall affect the other obligations of Tenant under this Lease, except that if the Effective Date occurs on or before April 15, 2004, and Landlord is unable to deliver possession of the Premises on or before April 19, 2004, Tenant shall have the option to terminate this Lease with the written notice of such termination delivered to Landlord no later than April 23, 2004.

2.3 Tenant shall be permitted to occupy the Premises for purposes of performing the Initial Alterations, installing furniture, data cabling, equipment or other personal property and for the purposes set forth on the Reference Pages as of the date that Landlord delivers possession of the Premises to Tenant, which delivery Tenant acknowledges will not occur prior to the Effective Date. Such possession prior to the Commencement Date shall be subject to all of the terms and conditions of this Lease, including, without limitation, Tenant’s compliance with the insurance requirements of Article 11, except that Tenant shall not be required to pay Monthly Installments of Rent or Tenant’s Proportionate Share of Expenses and Taxes with respect to the period of time prior to the Commencement Date during which Tenant occupies the Premises for such purposes. However, Tenant shall be liable for any parking or special or after hour services provided to Tenant during such period. Said early possession shall not advance the Termination Date.

2.4 Notwithstanding anything to the contrary set forth herein, except to the extent caused by Tenant or any Tenant Entity, the base Building electrical, heating, ventilation and air conditioning systems, mechanical systems, plumbing systems, and fire sprinkler, fire alarm monitoring and smoke detector systems (collectively, the “Life Safety Systems”) and the Building roof shall be in good and working order as of the date Landlord delivers possession of the Premises to Tenant, subject to completion of the Landlord Work (as defined in Exhibit B attached hereto). If the foregoing are not in good and working order as provided above, Landlord shall be responsible for repairing or restoring same at its cost and expense promptly, provided that Tenant has delivered written notice thereof to Landlord not later than sixty (60) days following the date Tenant substantially completes construction of the Initial Alterations, but in no event later than August 1, 2004. Notwithstanding the foregoing, Tenant, and not Landlord, shall be responsible, at its cost, for any repairs and for the correction of any defects that arise out of or in connection with the specific nature of Tenant’s business, the acts or omissions of Tenant or any Tenant Entity, Tenant’s arrangement of any furniture, equipment or other property in the Premises, any repairs, alterations, additions or improvements performed by or on behalf of Tenant, including the Initial Alterations (as defined in Exhibit B hereto), and any design or configuration of the Premises created by or for Tenant which specifically results in such defect in the mechanical or electrical systems in the Premises. Tenant further acknowledges that no representations as to the condition or repair of the Premises nor promises to alter, remodel or improve the Premises have been made by Landlord or any agents of Landlord unless such are expressly set forth in this Lease. By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them, subject to completion of the Landlord Work, and except as set forth in any notice from Tenant to

Landlord delivered within sixty (60) days following the date Tenant substantially completes construction of the Initial Alterations, but in no event later than August 1, 2004. It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease.

2.5 Except to the extent properly included in Expenses, Landlord shall be responsible for the cost of correcting any violations of governmental laws, ordinances and regulations, including without limitation, Title III of the Americans with Disabilities Act (the “ADA”) (collectively, “Laws”) with respect to the exterior common areas of the Building and the second floor balconies of the Building, at its sole cost and expense. Notwithstanding the foregoing, Landlord shall have the right to contest any alleged violation in good faith, including, without limitation, the right to apply for and obtain a waiver or deferment of compliance, the right to assert any and all defenses allowed by applicable law and the right to appeal any decisions, judgments or rulings to the fullest extent permitted by applicable law. Landlord, after the exhaustion of any and all rights to appeal or contest, will make all repairs, additions, alterations or improvements necessary to comply with the terms of any final order or judgment. Notwithstanding the foregoing, Tenant, not Landlord, shall be responsible for the correction of any violations that arise out of or in connection with any claims brought under any Laws, including any provision of the ADA other than Title III, the specific nature of Tenant’s business in the Premises (other than general office use), the acts or omissions of Tenant or any Tenant Entity, Tenant’s arrangement of any furniture, equipment or other property in the Premises, any repairs, alterations, additions or improvements performed by or on behalf of Tenant, including the Initial Alterations, and any design or configuration of the Premises specifically requested by Tenant after being informed that such design or configuration may not be in strict compliance with the ADA.

3	RENT.

3.1 Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first full month’s rent shall be paid upon the execution of this Lease. The Monthly Installment of Rent in effect at any time shall be one-twelfth (1/12) of the Annual Rent in effect at such time. Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon the number of days in such month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Rent Payment Address, as set forth on the Reference Pages, or to such other person or at such other place as Landlord may from time to time designate in writing. If an Event of Default occurs, Landlord may require by notice to Tenant that all subsequent rent payments be made by an automatic payment from Tenant’s bank account to Landlord’s account, without cost to Landlord. Tenant must implement such automatic payment system prior to the next scheduled rent payment or within ten (10) days after Landlord’s notice, whichever is later. Unless specified in this Lease to the contrary, all amounts and sums payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent.

3.1.1 Notwithstanding anything in this Lease to the contrary, so long as Tenant is not in default under this Lease, Tenant shall be entitled to an abatement of Monthly Installment of Rent with respect to the Premises, as originally described in this Lease, in the amount of (a) $69,890.40 per month for the period commencing on July 1, 2004 and continuing through December 31, 2004, and (b) $27,890.40 per month for the period commencing on January 1, 2005 and continuing through June 30, 2005 (collectively, the “Abated Monthly Installment of Rent”). The maximum total amount of Abated Monthly Installment of Rent abated with respect to the Premises in accordance with the foregoing shall equal $586,684.80. Only Monthly Installment of Rent shall be abated pursuant to this Section, as more particularly described herein, and all other rent and other costs and charges specified in this Lease, including without limitation, Tenant’s Proportionate Share of Expenses and Taxes, shall remain as due and payable pursuant to the provisions of this Lease. In the event of a delay in the Scheduled Commencement Date as set forth in the second sentence of Section 2.1 above, each of the rent abatement periods set forth in clauses (a) and (b) above shall be delayed by an equal period of time.

3.2 Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is not paid within three (3) days of the date due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to the greater of: (a) Fifty Dollars ($50.00), or (b) three percent (3%) of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant’s obligation for each successive month until paid. The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord’s remedies pursuant to Article 19 of this Lease in the event said rent or other payment is unpaid after date due.

4.	RENT ADJUSTMENTS.

4.1 For the purpose of this Article 4, the following terms are defined as follows:

4.1.1 Lease Year: Each fiscal year (as determined by Landlord from time to time in Landlord’s reasonable discretion) falling partly or wholly within the Term.

4.1.2 Expenses: All costs of operation, maintenance, repair, replacement and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this Section 4.1.2 for similar tenants), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas; waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signaling system); costs of cleaning, repairing, replacing and maintaining the common areas, including parking and landscaping, window cleaning costs; labor costs; costs and expenses of managing the Building including management and/or administrative fees; air conditioning maintenance costs; elevator maintenance fees and supplies; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment; current rental and leasing costs of items which would be capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees; any sales, use or service taxes incurred in connection therewith. In addition, Landlord shall be entitled to recover, as additional rent (which, along with any other capital expenditures constituting Expenses, Landlord may either include in Expenses or cause to be billed to Tenant along with Expenses and Taxes but as a separate item), Tenant’s Proportionate Share of: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses; (ii) the cost of fire sprinklers and suppression systems and other life safety systems; and (iii) other capital expenses which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed; but the costs described in this sentence shall be amortized over the reasonable life of such expenditures in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time. Expenses shall not include depreciation or amortization of the Building or equipment in the Building except as provided herein, loan principal payments, costs of alterations of tenants’ premises, leasing commissions, interest expenses on long-term borrowings or advertising costs. The following items are also excluded from Expenses and in no event shall Tenant have any obligation to perform, pay directly or reimburse Landlord for any of the following except to the extent expressly provided herein:

(a)	Marketing costs, including leasing commissions, attorneys’ fees in connection with the negotiation and preparation or enforcement of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building.

(b)	Attorney’s fees and other expenses incurred in connection with negotiations or disputes with prospective tenants or tenants or other occupants of the Building.

(c)	Any expenses for which Landlord has received actual reimbursement (other than through Expenses).

(d)	Sums paid to subsidiaries or other affiliates of Landlord for services on or to the Building and/or Premises, but only to the extent that the costs of such services exceed the competitive cost for such services rendered by persons or entities of similar skill, competence and experience.

(e)	Ground lease rental.

(f)	Interest (except as provided in this Lease for the amortization of capital improvements and except to the extent incurred as a result of any act or omission of Tenant).

(g)	Costs incurred by Landlord in connection with the correction of latent defects in the construction of the Building.

(h)	Any fines, penalties or interest resulting from the gross negligence or willful misconduct of the Landlord or its agents or employees.

(i)	Landlord’s charitable and political contributions.

(j)	Fines, costs or penalties incurred as a result and to the extent of a violation by Landlord or other tenants of the project of which Building is a part of any applicable laws.

(k)	The cost or expense of any services or benefits provided generally to other tenants in the Building and not provided or available to Tenant.

(l)	All costs of purchasing or leasing major sculptures, paintings or other major works or objects of art (as opposed to decorations purchased or leased by Landlord for display in the common areas of the Building).

(m)	Principal payments of mortgage and other non-operating debts of Landlord.

(n)	The cost of operating any commercial concession which is operated by Landlord in the Building, including, without limitation, any compensation paid to clerks, attendants or other persons operating such commercial concessions on behalf of Landlord, but only to the extent revenues from any such commercial concessions exceed such costs and compensation.

(o)	Landlord’s costs of electricity and other services sold or provided to tenants in the Building and for which Landlord is reimbursed by such tenants as a separate additional charge or rental over and above the base rental or additional base rental payable under the lease with such tenant.

(p)	All items (including repairs) and services for which Tenant or other tenants pay directly to third parties or for which Tenant or other tenants reimburse Landlord (other than through Expenses).

(q)	Except to the extent caused by the acts or omissions of Tenant or any Tenant Entity, any costs associated with the full replacement of the roof of the Building.

(r)	Except to the extent caused by the acts or omissions of Tenant or any Tenant Entity, Landlord’s costs to repair and maintain the roof of the Building in excess of Four Thousand Dollars ($4,000.00) per Lease Year.

4.1.3 Taxes: Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building or any taxes to be paid by Tenant pursuant to Article 28.

4.2 Tenant shall pay as additional rent for each Lease Year Tenant’s Proportionate Share of Expenses and Taxes incurred for such Lease Year.

4.3 The annual determination of Expenses shall be made by Landlord and shall be binding upon Landlord and Tenant, subject to the provisions of this Section 4.3. During the Term, Tenant may review, at Tenant’s sole cost and expense, the books and records supporting such determination in an office of Landlord, or Landlord’s agent, during normal business hours, upon giving Landlord five (5) days advance written notice within sixty (60) days after receipt of such determination, but in no event more often than once in any one (1) year period, subject to execution of a confidentiality agreement acceptable to Landlord, and provided that if Tenant utilizes an independent accountant to perform such review it shall be one of national standing which is reasonably acceptable to Landlord, is not compensated on a contingency basis and is also subject to such confidentiality agreement. If Tenant fails to object to Landlord’s determination of Expenses within ninety (90) days after receipt, or if any such objection fails to state with specificity the reason for the objection, Tenant shall be deemed to have approved such determination and shall have no further right to object to or contest such determination. In the event that during all or any portion of any Lease Year or Base Year, the Building is not fully rented and occupied Landlord shall make an appropriate adjustment in occupancy-related Expenses for such year for the purpose of avoiding distortion of the amount of such Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing consistent and sound accounting and management principles to determine Expenses that would have been paid or incurred by Landlord had the Building been at least ninety-five percent (95%) rented and occupied, and the amount so determined shall be deemed to have been Expenses for such Lease Year.

4.4 Prior to the actual determination thereof for a Lease Year, Landlord may from time to time estimate Tenant’s liability for Expenses and/or Taxes under Section 4.2, Article 6 and Article 28 for the Lease Year or portion thereof. Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate. Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto. Landlord shall use commercially reasonable efforts to (i) provide such estimate to Tenant within ninety (90) days after the beginning of each calendar year and (ii) to provide earlier notice to Tenant in the event that Landlord becomes aware, prior to delivery of such estimate, of any event or condition which is likely to cause a material increase in Landlord’s estimate of Tenant’s Proportionate Share of Expenses and Taxes over those due in the previous calendar year.

4.5 When the above mentioned actual determination of Tenant’s liability for Expenses and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

4.5.1 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is less than Tenant’s liability for Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord’s bill therefor; and

4.5.2 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is more than Tenant’s liability for Expenses and/or Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4, or, if the Lease has terminated, refund the difference in cash.

4.6 If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant’s liability for Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5. SECURITY DEPOSIT. Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord’s damage in case of Tenant’s default. If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. If any portion is so used, Tenant shall within five (5) days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant’s failure to do so shall be a material breach of this Lease. Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant’s obligations under this Lease have been fulfilled. Notwithstanding anything to the contrary contained herein or in Article 23 hereof, Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any similar or successor Regulations or other laws now or hereinafter in effect.

6.	ALTERATIONS.

6.1 Except for the Initial Alterations (as defined and subject to the limitations set forth in Exhibit B to this Lease), Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. Landlord’s consent shall not be unreasonably withheld with respect to alterations which (i) are not structural in nature, (ii) are not visible from the exterior of the Building, (iii) do not affect or require modification of the Building’s electrical, mechanical, plumbing, HVAC or other systems, and (iv) in aggregate do not cost more than $5.00 per rentable square foot of that portion of the Premises affected by the alterations in question.

6.2 In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be, at Tenant’s option, made by using either Landlord’s contractor or a contractor reasonably approved by Landlord, in either event at Tenant’s sole cost and expense. If Tenant shall employ any contractor other than Landlord’s contractor and such other contractor or any subcontractor of such other contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor. In any event Landlord may charge Tenant a construction management fee not to exceed five percent (5%) of the cost of such work to cover its overhead as it relates to such proposed work, plus third-party costs actually incurred by Landlord in connection with the proposed work and the design thereof, with all such amounts being due five (5) days after Landlord’s demand. Notwithstanding the foregoing, no construction management fee shall be due in connection with the construction of the Initial Alterations.

6.3 All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations, using Building standard materials where applicable, and Tenant shall, prior to construction, provide the additional insurance required under Article 11 in such case, and also all such assurances to Landlord as Landlord shall reasonably require to assure payment of the costs thereof, including but not limited to, notices of non-responsibility, waivers of lien, surety company performance bonds and funded construction escrows and to protect Landlord and the Building and appurtenant land against any loss from any mechanic’s, materialmen’s or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord’s election said sums shall be paid in the same way as sums due under Article 4. Landlord may, as a condition to its consent to any particular alterations or improvements, require Tenant to deposit with Landlord the amount reasonably estimated by Landlord as sufficient to cover the cost of removing such alterations or improvements and restoring the Premises, to the extent required under Section 26.2

6.4 Notwithstanding anything to the contrary contained herein, so long as Tenant’s written request for consent for a proposed alteration or improvements contains the following statement in large, bold and capped font “PURSUANT TO SECTION 6 OF THE LEASE, IF LANDLORD CONSENTS TO THE SUBJECT ALTERATION, LANDLORD SHALL NOTIFY TENANT IN WRITING WHETHER OR NOT LANDLORD WILL REQUIRE SUCH ALTERATION TO BE REMOVED AT THE EXPIRATION OR EARLIER TERMINATION OF THE LEASE.”, at the time Landlord gives its consent for any alterations or improvements, if it so does, Tenant shall also be notified whether or not Landlord will require that such alterations or improvements be removed upon the expiration or earlier termination of this Lease. Notwithstanding anything to the contrary contained in this Lease, at the expiration or earlier termination of this Lease and otherwise in accordance with Article 26 hereof, Tenant shall be required to remove all alterations or improvements made to the Premises except for the Initial Alterations and any such alterations or improvements which Landlord expressly indicates or is deemed to have indicated shall not be required to be removed from the Premises by Tenant. If Tenant’s written notice strictly complies with the foregoing and if Landlord fails to notify Tenant within ten (10) business days of Landlord’s receipt of such notice whether Tenant shall be required to remove the subject alterations or improvements at the expiration or earlier termination of this Lease, it shall be assumed that Landlord shall require the removal of the subject alterations or improvements.

7.	REPAIR.

7.1 Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair and maintain all structural portions of the Building and the Building envelope, including the roof, foundation walls, water heaters, skylights, windows, glass, plate glass, and Life Safety Systems, as well as all outdoor areas and specifically any terrace and deck areas. In addition, Landlord shall also maintain the common areas of the Building and the Building systems generally servicing the common areas of the Building (including, without limitation, any heating, ventilating and air conditioning units); provided, however, that the costs and expenses associated with the foregoing shall be a part of Expenses and subject to the terms and conditions of Article 4 of this Lease. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

7.2 Tenant shall periodically inspect the Premises to identify any conditions that are in need of maintenance or repair. Tenant shall provide Landlord with notice of any such conditions and Landlord shall make any such repairs within a reasonable period of time following the receipt of such notice. All sums paid by Landlord and all expenses incurred by it in connection with such repairs, which are not expressly obligations of Landlord, as provided herein, shall be payable to Landlord by Tenant within ten (10) business days of Landlord’s demand. Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition. Tenant will, use commercially reasonable efforts to keep all such parts of the Premises in such a manner to minimize deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, ordinary wear and tear and loss by fire or other casualty excepted (but not excepting any damage to glass). Notwithstanding anything to the contrary contained herein and except to the extent caused by Tenant or any of the Tenant Entities’ acts and/or omissions or as a result of casualty, to the extent Landlord is made aware and Landlord determines in its reasonable discretion that expenditures for the full replacement of any of the heating, ventilating and air conditioning units solely servicing the Premises (as opposed to the replacement of components or repair thereof) must be made, Landlord shall cause such work to be completed at its sole cost and expense, which cost shall not be included in Expenses. However, except to the extent caused by Tenant or any of the Tenant Entities’ acts and/or omissions, to the extent Landlord is made aware and Landlord determines in its reasonable discretion that expenditures to repair or replace components of any of the heating, ventilating and air conditioning units solely servicing the Premises (as opposed to the full replacement thereof) must be made, Landlord shall cause such work to be completed and all such costs and expenses incurred by Landlord in connection with such repairs or replacement of components shall be payable to Landlord by Tenant within ten (10) business days of Landlord’s demand, provided that except to the extent caused by the acts or omissions of Tenant or any Tenant Entity, Tenant shall not be required to pay more than Three Thousand Dollars ($3000.00) per Lease Year for such repair or replacement of components (excluding the costs associated with the maintenance/service contract described in Section 7.4 below). Tenant shall, at its own cost and expense, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, employees, contractors, invitees, or any other person entering upon the Premises as a result of Tenant’s business activities or caused by Tenant’s default hereunder.

7.3 Except as provided in Article 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code, or any similar or successor Regulations or other laws now or hereinafter in effect.

7.4 Landlord shall, on behalf of Tenant, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all heating and air conditioning systems and equipment serving the Premises. All costs and expenses paid by Landlord in connection therewith shall be payable to Landlord by Tenant within ten (10) days of Landlord’s demand.

8. LIENS. Tenant shall keep the Premises, the Building and appurtenant land and Tenant’s leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant. In the event that Tenant fails, within ten (10) days following the imposition of any such lien, to either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept (such failure to constitute an Event of Default), Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be payable to it by Tenant within five (5) business days of Landlord’s demand.

9.	ASSIGNMENT AND SUBLETTING.

9.1 Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Landlord, such consent not to be unreasonably withheld, and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises. In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least thirty (30) days but no more than one hundred twenty (120) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information of the proposed subtenant or assignee.

9.2 Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Notwithstanding any assignment or subletting, permitted or otherwise, so long as the Guaranty (as defined in the Reference Pages) shall be in full force and effect, Guarantor (as defined in the Reference Pages) shall remain directly, primarily and fully responsible and liable for its obligations under the Guaranty. Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant’s obligations under this Lease. Without limiting the foregoing, no assignment or subletting by Tenant, permitted or otherwise, shall relieve Guarantor of any liability under the Guaranty.

9.3 Intentionally Omitted.

9.4 In the event that Tenant sells, sublets, assigns or transfers this Lease, Tenant shall pay to Landlord as additional rent an amount equal to fifty percent (50%) of any Increased Rent (as defined below), less the Costs Component (as defined below), when and as such Increased Rent is received by Tenant. As used in this Section, “Increased Rent” shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent otherwise payable by Tenant under this Lease at such time. For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith. The “Costs Component” is that amount which, if paid monthly, would fully amortize on a straight-line basis, over the entire period for which Tenant is to receive Increased Rent, the reasonable costs incurred by Tenant for leasing commissions, legal fees and tenant improvements in connection with such sublease, assignment or other transfer.

9.5 Notwithstanding any other provision hereof, it shall be considered reasonable for Landlord to withhold its consent to any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant’s notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of Tenant or matter which will become a default of Tenant with passage of time unless cured, or if the proposed assignee or sublessee is an entity: (a) with which Landlord is already in negotiation; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is incompatible with the character of occupancy of the Building; (e) with which the payment for the sublease or assignment is determined in whole or in part based upon its net income or profits; or (f) would subject the Premises to a use which would: (i) involve increased personnel or wear upon the Building; (ii) violate any exclusive right granted to another tenant of the Building; (iii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements; or, (iv) involve a violation of Section 1.2. Tenant expressly agrees that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord, Landlord’s refusal to consent to any assignment or sublease for any of the reasons described in this Section 9.5, shall be conclusively deemed to be reasonable.

9.6 Upon any request to assign or sublet, Tenant will pay to Landlord the Assignment/Subletting Fee plus, on demand, a sum equal to all of Landlord’s costs, including reasonable attorney’s fees, incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord’s consent is not required for, such assignment, pledge or sublease. Notwithstanding the foregoing, provided that neither the Tenant nor the proposed transferee requests any changes to this Lease or Landlord’s standard form of consent (other than minor and immaterial changes) in connection with the proposed transfer, the attorney’s fees payable by Tenant pursuant to this Section 9.6 shall not exceed $1500.00 for such proposed transfer. Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.

9.7 If Tenant is a corporation, limited liability company, partnership or trust, any transfer or transfers of or change or changes within any twelve (12) month period in the number of the outstanding voting shares of the corporation or limited liability company, the general partnership interests in the partnership or the identity of the persons or entities controlling the activities of such partnership or trust resulting in the persons or entities owning or controlling a majority of such shares, partnership interests or activities of such partnership or trust at the beginning of such period no longer having such ownership or control shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this Article 9 to the same extent and for all intents and purposes as though such an assignment.

9.8 So long as Tenant is not entering into the Permitted Transfer (as defined below) for the purpose of avoiding or otherwise circumventing the remaining terms of this Article 9, Tenant may assign its entire interest under this Lease, without the consent of Landlord, to (a) an affiliate, subsidiary, or parent of Tenant, or a corporation, partnership or other legal entity wholly owned by Tenant (collectively, an “Affiliated Party”), or (b) a successor to Tenant by purchase, merger, consolidation or reorganization, provided that all of the following conditions are satisfied (each such Transfer a “Permitted Transfer” and any such assignee or sublessee of a Permitted Transfer, a “Permitted Transferee”): (i) Tenant is not in default under this Lease; (ii) the Permitted Use does not allow the Premises to be used for retail purposes; (iii) Tenant shall give Landlord written notice at least thirty (30) days prior to the effective date of the proposed Permitted Transfer; (iv) with respect to a proposed Permitted Transfer to an Affiliated Party, Tenant and Guarantor have a consolidated net worth which is at least equal to or greater than three (3) times the then outstanding obligations of Tenant for Annual Rent and Tenant’s Proportionate Share of Expenses and Taxes from the date of such Permitted Transfer through the Termination Date of this Lease; and (v) with respect to a purchase, merger, consolidation or reorganization or any Permitted Transfer which results in Tenant ceasing to exist as a separate legal entity, (A) Tenant’s successor shall own all or substantially all of the assets of Tenant, and (B) Tenant’s successor and Guarantor shall have a consolidated net worth which is at least equal to three (3) times the then outstanding obligations of Tenant for Annual Rent and Tenant’s Proportionate Share of Expenses and Taxes from the date of such Permitted Transfer through he Termination Date of this Lease. Tenant’s notice to Landlord shall include information and documentation showing that each of the above conditions has been satisfied. If requested by Landlord, Tenant’s successor shall sign a commercially reasonable form of assumption agreement. As used herein, (1) “parent” shall mean a company which owns a majority of Tenant’s voting equity; (2) “subsidiary” shall mean an entity wholly owned by Tenant or at least fifty-one percent (51%) of whose voting equity is owned by Tenant; and (3) “affiliate” shall mean an entity controlled, controlling or under common control with Tenant.

10. INDEMNIFICATION. None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors. Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney’s fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant or any Tenant Entity to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; (c) Tenant’s failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11. INSURANCE.

11.1 Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) insurance protecting against liability under Worker’s Compensation Laws with limits at least as required by statute with Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease—each employee; (d) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant’s alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and, (e) Business Interruption Insurance with limit of liability representing loss of at least approximately six (6) months of income.

11.2 The aforesaid policies shall (a) be provided at Tenant’s expense; (b) name the Landlord Entities as additional insureds (General Liability) and loss payee (Property—Special Form); (c) be issued by an insurance company with a minimum Best’s rating of “A:VII” during the Term; and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; a certificate of Liability insurance on ACORD Form 25 and a certificate of Property insurance on ACORD Form 27 shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

11.3 Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises (“Work”) the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

12. WAIVER OF SUBROGATION. So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13. SERVICES AND UTILITIES. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, and other utilities and services used on or from the Premises, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. In the event that any electric light bulbs, tubes and ballasts servicing the Premises require replacement, Landlord shall provide such replacement within a reasonable period of time and notice from Tenant and Tenant shall pay all costs and expenses incurred by Landlord in connection therewith within ten (10) business days of Landlord’s demand. Landlord shall furnish all battery packs for emergency lighting and fire extinguishers and Tenant shall pay all costs and expenses incurred by Landlord in connection therewith within ten (10) business days of Landlord’s demand. If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly metered with other premises as determined by Landlord, in its sole discretion, to be reasonable. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Tenant will not, without the written consent of Landlord, contract with a utility provider to service the Premises with any utility, including, but not limited to, telecommunications, electricity, water, sewer or gas, which is not previously providing such service to other tenants in the Building. In the event that Landlord establishes a cafeteria in the Building, upon Tenant’s request, Landlord shall, at its sole cost and expense, arrange for such cafeteria to be separately metered. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises.

14. HOLDING OVER. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate (“Holdover Rate”) which shall be One Hundred Fifty Percent (150%) of the greater of (a) the amount of the Annual Rent for the last period prior to the date of such termination plus all Rent Adjustments under Article 4; and (b) the then market rental value of the Premises as determined by Landlord assuming a new lease of the Premises of the then usual duration and other terms, in either case, prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention. If Landlord gives notice to Tenant of Landlord’s election to such effect, such holding over shall constitute renewal of this Lease for a period from month to month or one (1) year, whichever shall be specified in such notice, in either case at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created. In any event, no provision of this Article 14 shall be deemed to waive Landlord’s right of reentry or any other right under this Lease or at law.

15. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord’s interest or estate in the Building, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant’s interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver within ten (10) days of Landlord’s request such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord. As of the date hereof, a lien encumbers Landlord’s interest in the Building in favor of Sumitomo Mitsui Banking Corporation. At Tenant’s cost, Landlord shall provide Tenant with a non-disturbance, subordination, and attornment agreement in favor of Tenant in the form attached hereto as Exhibit E (the “SNDA”) within sixty (60) days following Tenant’s execution and delivery thereof to Landlord.

16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit D to this Lease and all reasonable and non-discriminatory modifications of and additions to them from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

17. REENTRY BY LANDLORD.

17.1 Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to show said Premises to prospective purchasers, mortgagees or tenants, and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Notwithstanding the foregoing, except (a) to the extent requested by Tenant, (b) in connection with regular scheduled maintenance programs, and/or (c) in the event of an emergency, Landlord shall provide to Tenant reasonable prior notice (either written or oral) before Landlord enters the Premises to perform any repairs therein. Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known. In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17.

17.2 For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant’s vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. As to any portion to which access cannot be had by means of a key or keys in Landlord’s possession, Landlord is authorized to gain access by such means as Landlord shall elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord within five (5) days of Landlord’s demand.

18. DEFAULT.

18.1 Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

18.1.1 Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five (5) days after written notice that such payment was not made when due, but if any such notice shall be given, for the twelve (12) month period commencing with the date of such notice, the failure to pay within five (5) days after due any additional sum of money becoming due to be paid to Landlord under this Lease during such period shall be an Event of Default, without notice. The notice required pursuant to this Section 18.1.1 shall replace rather than supplement any statutory notice required under California Code of Civil Procedure Section 1161 or any similar or successor statute. The fact that under certain circumstances no notice is required to be delivered by Landlord to Tenant pursuant to this Section 18.1.1, shall not be deemed to constitute a waiver by Tenant of any right Tenant may have to receive statutory notice required under California Code of Civil Procedure Section 1161 or any similar or successor statute.

18.1.2 Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within thirty (30) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant provided, however, that such failure shall not be an event of default if such failure could not reasonably be cured during such thirty (30) day period, Tenant has commenced the cure within such thirty (30) day period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed ninety (90) days.

18.1.3 Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant’s right to possession only.

18.1.4 Tenant or Guarantor shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

18.1.5 A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

19. REMEDIES.

19.1 Upon the occurrence of any Event or Events of Default under this Lease, whether enumerated in Article 18 or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed herein) or demand whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of rent or other obligations and waives any and all other notices or demand requirements imposed by applicable law):

19.1.1 Terminate this Lease and Tenant’s right to possession of the Premises and recover from Tenant an award of damages equal to the sum of the following:

19.1.1.1 The Worth at the Time of Award of the unpaid rent which had been earned at the time of termination;

19.1.1.2 The Worth at the Time of Award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant affirmatively proves could have been reasonably avoided;

19.1.1.3 The Worth at the Time of Award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant affirmatively proves could be reasonably avoided;

19.1.1.4 Any other amount necessary to compensate Landlord for all the detriment either proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

19.1.1.5 All such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time under applicable law.

The “Worth at the Time of Award” of the amounts referred to in parts 19.1.1.1 and 19.1.1.2 above, shall be computed by allowing interest at the lesser of a per annum rate equal to: (i) the greatest per annum rate of interest permitted from time to time under applicable law, or (ii) the Prime Rate plus 5%. For purposes hereof, the “Prime Rate” shall be the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the State of California. The “Worth at the Time of Award” of the amount referred to in part 19.1.1.3, above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%;

19.1.2 Employ the remedy described in California Civil Code § 1951.4 (Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations); or

19.1.3 Notwithstanding Landlord’s exercise of the remedy described in California Civil Code § 1951.4 in respect of an Event or Events of Default, at such time thereafter as Landlord may elect in writing, to terminate this Lease and Tenant’s right to possession of the Premises and recover an award of damages as provided above in Section 19.1.1.

19.2 The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such rent. No waiver by Landlord of any breach hereof shall be effective unless such waiver is in writing and signed by Landlord.

19.3 TENANT HEREBY WAIVES ANY AND ALL RIGHTS CONFERRED BY SECTION 3275 OF THE CIVIL CODE OF CALIFORNIA AND BY SECTIONS 1174 (c) AND 1179 OF THE CODE OF CIVIL PROCEDURE OF CALIFORNIA AND ANY AND ALL OTHER REGULATIONS AND RULES OF LAW FROM TIME TO TIME IN EFFECT DURING THE TERM PROVIDING THAT TENANT SHALL HAVE ANY RIGHT TO REDEEM, REINSTATE OR RESTORE THIS LEASE FOLLOWING ITS TERMINATION BY REASON OF TENANT’S BREACH. TENANT ALSO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS LEASE.

19.4 No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default.

19.5 This Article 19 shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

19.6 If more than one (1) Event of Default occurs during the Term or any renewal thereof, Tenant’s renewal options, expansion options, purchase options and rights of first offer and/or refusal, if any are provided for in this Lease, shall be null and void.

19.7 If, on account of any breach or default by Tenant in Tenant’s obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney or collection agency concerning or to enforce or defend any of Landlord’s rights or remedies arising under this Lease or to collect any sums due from Tenant, Tenant agrees to pay all costs and fees so incurred by Landlord, including, without limitation, reasonable attorneys’ fees and costs. TENANT EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY. Tenant hereby specifically also waives notice and demand for payment of rent or other obligations, except for those notices specifically required pursuant to the terms of this Lease and notices which may be required under California Code of Civil Procedure Section 1161, as described in Section 18.1.1 above.

19.8 Upon the occurrence of an Event of Default, Landlord may (but shall not be obligated to) cure such default at Tenant’s sole expense. Without limiting the generality of the foregoing, Landlord may, at Landlord’s option, enter into and upon the Premises if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease or to otherwise effect compliance with its obligations under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant’s business resulting therefrom and Tenant agrees to reimburse Landlord within five (5) days of Landlord’s demand as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease, plus interest from the date of expenditure by Landlord at the Wall Street Journal prime rate.

20. TENANT’S BANKRUPTCY OR INSOLVENCY.

20.1 If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a “Debtor’s Law”):

20.1.1 Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant’s assets (each a “Tenant’s Representative”) shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor’s Law. Without limitation of the generality of the foregoing, any right of any Tenant’s Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

20.1.1.1 Such Debtor’s Law shall provide to Tenant’s Representative a right of assumption of this Lease which Tenant’s Representative shall have timely exercised and Tenant’s Representative shall have fully cured any default of Tenant under this Lease.

20.1.1.2 Tenant’s Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three (3) months’ rent and other monetary charges accruing under this Lease; and (b) any sum specified in Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant’s Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant’s Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant’s obligations under this Lease.

20.1.1.3 The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

20.1.1.4 Landlord shall have, or would have had absent the Debtor’s Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21. QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

22. CASUALTY.

22.1 In the event the Premises or the Building are damaged by fire or other cause and in Landlord’s reasonable estimation such damage can be materially restored within two hundred ten (210) days after the date of such damage, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord’s reasonable estimation of the length of time within which material restoration can be made, and Landlord’s determination shall be binding on Tenant. For purposes of this Lease, the Building or Premises shall be deemed “materially restored” if they are in such condition as would not prevent or materially interfere with Tenant’s use of the Premises for the purpose for which it was being used immediately before such damage.

22.2 If such repairs cannot, in Landlord’s reasonable estimation, be made within two hundred ten (210) days after the date of such damage, Landlord and Tenant shall each have the option of giving the other, at any time within ninety (90) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1.

22.3 Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises by, or belonging to, Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

22.4 In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

22.5 Notwithstanding anything to the contrary contained in this Article: (a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (15) days after receipt of Landlord’s notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

22.6 In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant’s responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

22.7 Tenant hereby waives any and all rights under and benefits of Sections 1932(2) and 1933(4) of the California Civil Code, or any similar or successor Regulations or other laws now or hereinafter in effect.

23. EMINENT DOMAIN. If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant’s use and occupancy of the Premises. If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances. In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant’s trade fixtures and moving expenses; Tenant shall make no claim for the value of any unexpired Term. Tenant hereby waives any and all rights under and benefits of Section 1265.130 of the California Code of Civil Procedure, or any similar or successor Regulations or other laws now or hereinafter in effect.

24. SALE BY LANDLORD. In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord may transfer or deliver said security, as such, to Landlord’s successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

25. ESTOPPEL CERTIFICATES. Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant’s statement; and (e) such other matters as may be requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser, and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant irrevocably agrees that if Tenant fails to execute and deliver such certificate within such ten (10) day period Landlord or Landlord’s beneficiary or agent may execute and deliver such certificate on Tenant’s behalf, and that such certificate shall be fully binding on Tenant.

26. SURRENDER OF PREMISES.

26.1 Tenant shall arrange to meet Landlord for two (2) joint inspections of the Premises, the first to occur at least thirty (30) days (but no more than sixty (60) days) before the last day of the Term, and the second to occur not later than forty-eight (48) hours after Tenant has vacated the Premises. In the event of Tenant’s failure to arrange such joint inspections and/or participate in either such inspection, Landlord’s inspection at or after Tenant’s vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant’s responsibility for repairs and restoration.

26.2 All alterations, additions, and improvements in, on, or to the Premises made or installed by or for Tenant, including carpeting (collectively, “Alterations”), shall be and remain the property of Tenant during the Term. Upon the expiration or sooner termination of the Term, all Alterations, except Tenant’s furniture and cubicles that are de-mountable and non-hardwalled (collectively, “Tenant’s Removable Furniture”) which shall remain Tenant’s property, shall become a part of the realty and shall belong to Landlord without compensation, and title shall pass to Landlord under this Lease as by a bill of sale. At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all Alterations, except Tenant’s Removable Furniture which shall remain Tenant’s property, by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty. Notwithstanding the foregoing, subject to Section 6.4, if Landlord elects by notice given to Tenant at least ten (10) days prior to expiration of the Term, Tenant shall, at Tenant’s sole cost, remove any Alterations, including carpeting, so designated by Landlord’s notice, and repair any damage caused by such removal. If Landlord elects by notice given to Tenant at least ten (10) days prior to the expiration of the Term, Tenant shall, at Tenant’s sole cost, remove any door hardware or access devices installed by Tenant and restore the locks and/or access devices to a standard type similar to those existing in the Premises as of the date Landlord delivers possession of the Premises to Tenant. Tenant must, at Tenant’s sole cost, remove upon termination of this Lease, any and all of Tenant’s furniture, furnishings, movable partitions of less than full height from floor to ceiling and other trade fixtures and personal property (collectively, “Personalty”). Personalty not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale, but Tenant shall remain responsible for the cost of removal and disposal of such Personalty, as well as any damage caused by such removal. In lieu of requiring Tenant to remove Alterations and Personalty and repair the Premises as aforesaid, Landlord may, by written notice to Tenant delivered at least thirty (30) days before the Termination Date, require Tenant to pay to Landlord, as additional rent hereunder, the cost of such removal and repair in an amount reasonably estimated by Landlord.

26.3 All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant’s obligation for unpaid amounts due or to become due to Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

27. NOTICES. Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Pages, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee. Any such notice or document may also be personally delivered if a receipt is signed by and received from, the individual, if any, named in Tenant’s Notice Address.

28. TAXES PAYABLE BY TENANT. In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the

Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant’s gross receipts or payroll or the value of Tenant’s equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant’s equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29. [INTENTIONALLY OMITTED]

30. DEFINED TERMS AND HEADINGS. The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following “Landlord Entities”, being Landlord, Landlord’s investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them. Any option granted to Landlord shall also include or be exercisable by Landlord’s trustee, beneficiary, agents and employees, as the case may be. In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several. The terms “Tenant” and “Landlord” or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. The term “rentable area” shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas. Tenant hereby accepts and agrees to be bound by the figures for the rentable square footage of the Premises and Tenant’s Proportionate Share shown on the Reference Pages; however, Landlord may adjust either or both figures if there is manifest error, addition or subtraction to the Building or any business park or complex of which the Building is a part, remeasurement or other circumstance reasonably justifying adjustment. The term “Building” refers to the structure in which the Premises are located and the common areas (parking lots, sidewalks, landscaping, etc.) appurtenant thereto. If the Building is part of a larger complex of structures, the term “Building” may include the entire complex, where appropriate (such as shared Expenses or Taxes) and subject to Landlord’s reasonable discretion.

31. TENANT’S AUTHORITY. If Tenant signs as a corporation, partnership, trust or other legal entity each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the entity has full right and authority to enter into this Lease, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions. Tenant agrees to deliver to Landlord, simultaneously with the delivery of this Lease, a corporate resolution, proof of due authorization by partners, opinion of counsel or other appropriate documentation reasonably acceptable to Landlord evidencing the due authorization of Tenant to enter into this Lease.

32. FINANCIAL STATEMENTS AND CREDIT REPORTS. At Landlord’s request, Tenant shall deliver to Landlord a copy, certified by an officer of Tenant as being a true and correct copy, of Tenant’s most recent audited financial statement, or, if unaudited, certified by Tenant’s chief financial officer as being true, complete and correct in all material respects. So long as Tenant and Guarantor file consolidated public annual reports, the foregoing may be satisfied by delivery by Tenant to Landlord of each such current public annual report for such applicable year. The immediately preceding sentence is personal to Tenant and shall not be applicable to any successor or assign of Tenant. Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time, and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report. At the request of Landlord from time to time, Tenant shall provide to Landlord Guarantor’s current financial statements or other information discussing financial worth of Guarantor as reasonably requested by Landlord.

33. COMMISSIONS. Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Pages.

34. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

35. SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

36. ENTIRE AGREEMENT. This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations. There have been no representations made by the Landlord or any of its representatives or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

37. EXAMINATION NOT OPTION. Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5, the first month’s rent as set forth in Article 3 and any sum owed pursuant to this Lease.

38. RECORDATION. Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.

39. OPTION TO RENEW.

39.1 Tenant shall, provided the Lease is in full force and effect and Tenant is not in default under any of the other terms and conditions of the Lease at the time of notification or commencement, have one (1) option to renew (the “Renewal Option”) this Lease for a term of five (5) years (the “Renewal Term”), for the portion of the Premises being leased by Tenant as of the date the Renewal Term is to commence, on the same terms and conditions set forth in this Lease, except as modified by the terms, covenants and conditions as set forth below:

39.1.1 If Tenant elects to exercise the Renewal Option, then Tenant shall provide Landlord with written notice no later than the date which is one hundred eighty (180) days prior to the expiration of the Term of this Lease but no earlier than the date which is two hundred seventy (270) days prior to the expiration of the Term of this Lease. If Tenant fails to provide such notice, Tenant shall have no further right to extend or renew the Term of this Lease.

39.1.2 The Annual Rent and Monthly Installment of Rent in effect at the expiration of the initial Term of this Lease shall be increased to reflect the current fair market rental for comparable space in the Building and in other similar buildings in the same rental market as of the date the Renewal Term is to commence, taking into account the specific provisions of this Lease which will remain constant. Landlord shall advise Tenant of the new Annual Rent and Monthly Installment of Rent for the Premises no later than thirty (30) days after receipt of Tenant’s written request therefor. Said request shall be made no earlier than thirty (30) days prior to the first date on which Tenant may exercise its Renewal Option under this Article 39. Said notification of the new Annual Rent may include a provision for its escalation to provide for a change in fair market rental between the time of notification and the commencement of the Renewal Term. In no event shall the Annual Rent and Monthly Installment of Rent for the Renewal Term be less than the Annual Rent and Monthly Installment of Rent in the preceding period.

39.1.3 This Renewal Option is not transferable and the parties hereto acknowledge and agree that they intend that the Renewal Option shall be “personal” to Tenant as set forth above and that in no event will any assignee or sublessee have any rights to exercise the Renewal Option.

39.1.4 As the Renewal Option is exercised, Tenant shall have no further right to extend the term of this Lease.

39.1.5 Notwithstanding anything herein to the contrary, Tenant’s Renewal Option is subject and subordinate to the expansion rights (whether such rights are designated as a right of first offer, right of first refusal, expansion option or otherwise) of any tenant of the Building existing on the date hereof.

40. Intentionally Omitted.

41. SIGNAGE.

41.1.1 During the Term and provided that Tenant leases and occupies the Premises, Tenant, at Tenant’s sole cost, but subject to governmental approval, shall have the right to place its name on the Building’s monument sign located on East Evelyn (the “Monument Sign”). The design, size and color of the signage with Tenant’s name to be included on the Monument Sign, and the manner in which it is attached to the Monument Sign, shall be subject to the reasonable approval of Landlord and all applicable governmental authorities, and Landlord shall have the right to require that all names on the Monument Sign be of the same size and style. Tenant, at its cost, shall be responsible for the maintenance, repair or replacement of Tenant’s signage on the Monument Sign, which shall be maintained in a manner reasonably satisfactory to Landlord. Tenant’s right to place its name on the Monument Sign, and the location of Tenant’s name on the Monument Sign, shall be subject to the existing rights of existing tenants in the Building and Project, and the location of Tenant’s name on the Monument Sign shall be further subject to Landlord’s reasonable approval. Although the Monument Sign will be maintained by Landlord, Tenant shall pay its proportionate share of the cost of any maintenance and repair associated with the Monument Sign. Upon expiration or earlier termination of the Lease or Tenant’s right to possession of the Premises, or if Tenant ceases to lease or occupy the Premises, Landlord, at Tenant’s cost, payable as additional rent within five (5) business days after demand therefor, shall have the right to remove Tenant’s signage from the Monument Sign and restore the Monument Sign to the condition it was in prior to installation of Tenant’s signage thereon, ordinary wear and tear excepted. The rights provided in this Article 41 shall be non-transferable unless otherwise agreed by Landlord in writing.

41.1.2 During the Term and provided that Tenant leases and occupies the Premises, Tenant, at Tenant’s sole cost, but subject to governmental approvals, shall be entitled to one exclusive sign to be located near the top of the exterior wall of the Building on the East side of the Building (i.e., the side of the Building which faces Highway 237) (“Building Signage”). The design, size, color and exact location of the Building Signage shall be subject to the approval of all applicable governmental authorities and Landlord’s prior written approval, which approval shall not be unreasonably withheld, provided that the location does not detract from the first-class quality of the Building or the Project. Such right to Building Signage is personal to Tenant and is subject to the following terms and conditions:

41.1.2.1 Tenant shall submit plans and drawings for the Building Signage to the City of Mountain View and to any other public authorities having jurisdiction and shall obtain written approval from each such jurisdiction prior to installation, and shall fully comply with all applicable laws.

41.1.2.2 Tenant shall, at Tenant’s sole cost and expense, design, construct and install the Building Signage.

41.1.2.3 The Building Signage shall be subject to Landlord’s prior written approval, which Landlord shall have the right to withhold in its reasonable discretion.

41.1.2.4 Tenant shall periodically inspect the Building Signage to identify any conditions that are in need of maintenance or repair. Tenant shall provide Landlord with notice of any such conditions and Landlord shall make any such repairs within a reasonable period of time following the receipt of such notice. All sums paid by Landlord and all expenses incurred by it in connection with such repairs shall be payable to Landlord by Tenant within ten (10) business days of Landlord’s demand. Tenant shall be responsible for any electrical energy used in connection with the Building Signage. Notwithstanding the foregoing, Tenant shall not be liable for any fee in connection with Tenant’s right to display the Building Signage in accordance with the Lease. At Landlord’s option, Tenant’s right to the Building Signage may be revoked and terminated upon occurrence of any of the following events:

41.1.2.4.1 Tenant shall be in default under this Lease beyond any applicable cure period.

41.1.2.4.2 Tenant does not occupy the Premises.

41.1.2.4.3 This Lease shall terminate or otherwise no longer be in effect.

Upon the expiration or earlier termination of this Lease or at such other time that Tenant’s signage rights are terminated pursuant to the terms hereof, if Tenant fails to remove its signage and repair the Building in accordance with the terms of this Lease, Landlord shall cause Tenant’s signage to be removed from the Building and the Building to be repaired and restored to the condition which existed prior to the installation of Tenant’s signage (including, if necessary, the replacement of any precast concrete panels), all at the sole cost and expense of Tenant and otherwise in accordance with this Lease, without further notice from Landlord notwithstanding anything to the contrary contained in this Lease. Tenant shall pay all costs and expenses for such removal and restoration within five (5) business days following delivery of an invoice therefor. The rights provided in this Section 41.1.2 shall be non-transferable, except in connection with an assignment of this Lease approved by Landlord, a Permitted Transfer, or as otherwise agreed by Landlord in writing in its sole discretion.

42. CAFETERIA. Subject to tenant demand and market conditions, Landlord shall use commercially reasonable efforts to establish a cafeteria in the Building. In the event that Landlord is unwilling or unable to establish a cafeteria in the Building or to maintain the existence of a cafeteria which it may establish, Landlord shall not be liable for any damages resulting therefrom and the absence of the same shall have no effect on or diminish the rights, obligations and liabilities of Landlord and Tenant under this Lease or be considered to be a default by Landlord hereunder, nor shall Tenant be entitled to any abatement of Rent due to the absence of a cafeteria in the Building.

43. ADDITIONAL SPACE IN PROJECT. In the event that Tenant requires additional space within the Project (each, an “Additional Space”), Tenant may inform Landlord of the size, type and location of the space that Tenant desires to lease and so long as no Event of Default has occurred and is continuing, Landlord agrees to use good faith efforts to offer available space within the Project to Tenant to the extent such space substantially meets Tenant’s needs, is not subject to any renewal or expansion rights of any existing tenant of the Project, and Landlord, is not otherwise in negotiations to lease such space to a third party. Notwithstanding the foregoing, nothing set forth in this Article 43 shall diminish or otherwise affect Tenant’s obligations under this Lease and in no event shall Landlord be liable to Tenant if Landlord is unable to offer any additional space within the Project to Tenant pursuant to the terms of Article 43.

44. IMPROVEMENT OF EXTERIOR OF PROJECT. Landlord shall use commercially reasonable efforts to improve the landscaping, signage, and building exteriors at the Project, as determined to be necessary or desirable by Landlord, in its sole and absolute discretion.

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45. LIMITATION OF LANDLORD’S LIABILITY. Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord’s interest in the Building. The obligations of Landlord under this Lease are not intended to be and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its or its investment manager’s trustees, directors, officers, partners, beneficiaries, members, stockholders, employees, or agents, and in no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damages.

LANDLORD:		TENANT:

SFERS REAL ESTATE CORP. U, a Delaware corporation		VERISITY DESIGN, INC., a California corporation

By:	RREEF Management Company, a Delaware corporation

By:		By:

Name:	James H. Ida	Name:	Charles Alvarez

Title:	District Manager	Title:	Vice President of Finance and Chief Financial Officer

Dated:		Dated:

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EXHIBIT A – FLOOR PLAN DEPICTING THE PREMISES

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

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EXHIBIT A-1 – SITE PLAN

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

Exhibit A-1 is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

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EXHIBIT A-2 – DEPICTION OF VISITOR PARKING SPACES

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

Exhibit A-2 is intended only to show the general layout of the Visitor Parking Spaces as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

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EXHIBIT B — INITIAL ALTERATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

1.	Tenant, following the delivery of the Premises, as originally described in the Lease, by Landlord to Tenant and the full and final execution and delivery of the Lease and the Guaranty to Landlord, shall have the right to perform alterations and improvements in the Premises (the “Initial Alterations”), subject to the terms of this Exhibit. Notwithstanding the foregoing, Tenant and its contractors shall not have the right to perform Initial Alterations in the Premises unless and until Tenant has complied with all of the terms and conditions of Article 6 of the Lease, including, without limitation, approval by Landlord of the final plans for the Initial Alterations, as applicable, and the contractors to be retained by Tenant to perform such Initial Alterations. Tenant shall be responsible for all elements of the design of Tenant’s plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of Tenant’s plans shall in no event relieve Tenant of the responsibility for such design. The general contractor and any Major Trade Subcontractor (defined below) with whom Tenant or Tenant’s general contractor shall contract to construct the Initial Alterations are subject to approval by Landlord, which approval shall not be unreasonably withheld or delayed. For purposes of this Exhibit B a “Major Trade Subcontractor” shall mean any subcontractor responsible for heating, ventilation and air conditioning, plumbing, or electrical systems in the Premises. Tenant’s general contractor (a) shall maintain insurance as required pursuant to the terms of the Lease and (b) be licensed as a contractor in the state/municipality in which the Premises are located. Landlord hereby approves Integrity Office Solutions, Inc. as the construction manager for the construction of the Initial Alterations (the “Construction Manager”) and the general contractors and Major Trade Subcontractors listed on Scheduled B-4 attached hereto. Upon request by Landlord, Tenant shall deliver to Landlord financial statements for any general contractor or Major Trade Subcontractor for which Tenant has obtained or desires to obtain Landlord’s approval.

2.	Tenant agrees that the Initial Alterations shall be constructed in accordance with the construction budget attached hereto as Schedule B-3 (the “Approved Budget”). Tenant shall not modify the amount allocated to each line item of the Approved Budget by more than three percent (3%) without Landlord’s prior written approval, which approval shall not be unreasonably withheld.

3.	Provided Tenant is not in default under the Lease, Landlord agrees to contribute the sum of $2,329,680.00 (the “Allowance”) toward the cost of performing the Initial Alterations in preparation of Tenant’s occupancy of the Premises, as originally described in the Lease. The Allowance may only be used for (a) hard costs in connection with the Initial Alterations, (b) costs associated with moving Tenant from its existing location into the Premises, including, without limitation, the cost of telephone, data and computer cabling, consulting fees, reprinting stationery on hand, moving Tenant’s furniture, equipment and other personal property into the Premises, and the cost of space improvements performed in the Premises not otherwise included in the Initial Alterations, and (c) the cost of purchasing furniture and fixtures for use solely in the Premises; but excluding office supplies (including without limitation, letterhead and business cards) and computer equipment. The Allowance, less a ten percent (10%) retainage (which retainage shall be payable as part of the final draw), shall be paid to Tenant or the Construction Manager or, in the event that Landlord reasonably believes that Tenant or the Construction Manager is not timely paying the contractors, at Landlord’s option, to the order of the general contractor that performs the Initial Alterations, in periodic disbursements within thirty (30) days after receipt of the following documentation: (a) an application for payment and sworn statement of contractor substantially in the form of AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein; (b) Contractor’s, subcontractor’s and material supplier’s full or partial waivers of liens, as applicable, which shall cover all Initial Alterations for which disbursement is being requested and all other statements and forms required for compliance with the mechanics’ lien laws of the state in which the Premises is located, (c) copies of all construction contracts for the Initial Alterations, together with copies of all change orders, if any; and (d) a request to disburse from Tenant containing an approval by Tenant of the work done and a good faith estimate of the cost to complete the Initial Alterations. Upon completion of the Initial Alterations, and prior to final disbursement of the Allowance, Tenant shall furnish Landlord with: (i) general contractor and architect’s

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completion affidavits, (ii) full and final waivers of lien, (iii) receipted bills covering all labor and materials expended and used, (iv) as-built plans of the Initial Alterations, and (v) the certification of Tenant and its architect that the Initial Alterations have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances. In no event shall Landlord be required to disburse the Allowance more than one time per month. If the Initial Alterations exceed the Allowance, Tenant shall be entitled to the Allowance in accordance with the terms hereof, but each individual disbursement of the Allowance shall be disbursed in the proportion that the Allowance bears to the total cost for the Initial Alterations, less the ten percent (10%) retainage referenced above. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Allowance during the continuance of an uncured default under the Lease, and Landlord’s obligation to disburse shall only resume when and if such default is cured.

4.	Except as expressly provided in Paragraph 3 above, in no event shall the Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. If Tenant does not submit a request for payment of the entire Allowance to Landlord in accordance with the provisions contained in this Exhibit by October 31, 2004 (which date shall be subject to extension equal to the number of days of delay in construction actually experienced by Tenant due to Force Majeure (as defined in the Lease), provided that such extension shall in no event exceed thirty (30) days) any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Initial Alterations and/or the Allowance.

5.	Tenant agrees to accept the Premises in its “as-is” condition and configuration, it being agreed that Landlord shall not be required to perform any work, other than the Landlord Work (as defined below) or, except as provided herein with respect to the Allowance, the Landlord HVAC Allowance (as defined below) or the Tenant HVAC Allowance (as defined below) incur any costs in connection with the construction or demolition of any improvements in the Premises.

6.	Any unused portion of the Allowance that is in excess of the costs incurred by Tenant for construction of the Initial Alterations and any unused portions of the Landlord HVAC Upgrade Allowance and the Tenant HVAC Upgrade Allowance that are in excess of the costs of the HVAC Upgrade shall accrue to the sole benefit of Landlord, it being understood and agreed that Tenant shall not be entitled to receive any credit or abatement in connection therewith. In no event shall Landlord have any obligation to disburse any portion of the Allowance, Landlord HVAC Upgrade Allowance or Tenant HVAC Upgrade Allowance after October 31, 2004 (which date shall be subject to extension equal to the number of days of delay in construction actually experienced by Tenant due to Force Majeure, provided that such extension shall in no event exceed thirty (30) days).

7.	Provided Tenant is not in default under the Lease, Landlord agrees to contribute an amount not to exceed $200,000.00 (the “Landlord HVAC Upgrade Allowance”) toward the cost of performing certain upgrades to the heating, ventilation and air conditioning systems exclusively serving the Premises, in accordance with Schedule B-1 attached hereto and made a part hereof (the “HVAC Upgrade”), which Landlord HVAC Upgrade Allowance shall be in addition to, not in lieu of the Allowance. The Landlord HVAC Upgrade Allowance shall be paid to Tenant, the Construction Manager, or in the event that Landlord reasonably believes that the Tenant or Construction Manager is not timely paying the contractors, at Landlord’s option, to the order of the contractor that performs such HVAC Upgrades in monthly disbursements according to the procedure set forth in Paragraph 3 above, with Tenant and Landlord contributing to the costs of HVAC Upgrades on a pari passu basis (i.e., for every dollar that Tenant applies of the Tenant HVAC Upgrade Allowance (defined in Paragraph 8 below) on the HVAC Upgrade, Landlord shall pay a dollar of the Landlord HVAC Allowance). The Landlord HVAC Upgrade Allowance will be a part of the regular monthly disbursement and requisition for the Allowance, and not a separate requisition; however the Landlord HVAC Upgrade Allowance will be a separate line item on such requisition.

8.	Provided Tenant is not in default under the Lease, Landlord agrees to contribute an amount not to exceed $200,000.00 (the “Tenant HVAC Upgrade Allowance”) in order to finance the Tenant’s contribution toward the performance of the HVAC Upgrades, which Tenant HVAC Upgrade Allowance shall be in addition to, not in lieu of the Allowance and the Landlord HVAC Upgrade Allowance. The Tenant HVAC Upgrade Allowance shall be paid to Tenant, the Construction Manager, or in the event that Landlord reasonably believes that the Tenant or Construction Manager is not timely paying the contractors, at Landlord’s option, to the order of the contractor that performs the HVAC Upgrades, in monthly disbursements according to the procedure set forth in Paragraph 3 above, with the Tenant HVAC Upgrade Allowance and the Landlord HVAC Upgrade Allowance being paid on a pari passu basis, as described in

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Paragraph 7 above. Any Tenant HVAC Upgrade Allowance paid to or on behalf of Tenant hereunder shall be repaid to Landlord as additional rent in equal monthly installments throughout the initial Term of the Lease at an interest rate equal to eight and one-half percent (8.5%) per annum. If Tenant is in default under the Lease after the expiration of applicable cure periods, the entire unpaid balance of the Tenant HVAC Upgrade Allowance paid to or on behalf of Tenant shall be come immediately due and payable and, except to the extent required by applicable law, shall not be subject to mitigation or reduction in connection with a reletting of the Premises by Landlord. Upon request of Landlord, Tenant shall execute an amendment to the Lease or other appropriate agreement, prepared by Landlord, evidencing the amount of the Tenant HVAC Upgrade Allowance required by Tenant and the repayment schedule relating to Tenant’s repayment of the Tenant HVAC Upgrade Allowance, as described herein. By way of example only, if at the end of the second (2nd) month of the Term of the Lease, Landlord disburses to Tenant (or its contractors) the sum of One Hundred Thousand Dollars ($100,000.00) constituting the Tenant HVAC Upgrade Allowance, then beginning on the first (1st) day of the fourth (4th) month of the Term and continuing each succeeding month of the initial Term, Tenant shall pay to Landlord the sum of Two Thousand One Hundred Thirty-Eight and 44/100ths Dollars ($2,138.44) as additional rent, in accordance with the terms of Article 3 of the Lease. Anything to the contrary notwithstanding, Tenant shall have the right at any time to prepay the Tenant HVAC Upgrade Allowance plus any accrued and unpaid interest in full or in part without penalty or premium.

9.	Landlord, at its sole cost and expense (subject to the terms hereof) shall perform improvements to the Premises and the Building in accordance with the following work list (the “Work List”) using Building standard methods, materials and finishes. The improvements to be performed in accordance with the Work List are hereinafter referred to as the “Landlord Work”. Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve any subcontractors used in connection with the Landlord Work.

WORK LIST

A.	Perform the repair and maintenance work to the currently existing heating, ventilation and air conditioning units exclusively serving the Premises which is recommended in the report prepared by Barker Mechanical Services, Inc., dated as of March 30, 2004 and attached hereto as Schedule B-2 (the “Barker Report”).

B.	Perform repairs to the Building roof, fire sprinkler systems, and/or other causes of leaks reasonably necessary to remedy the cause of ceiling tile discoloration in the Premises.

10.	Landlord and Tenant agree to cooperate with each other in order to enable the Landlord Work and the Initial Alterations to be performed in a timely manner and with as little inconvenience to the operation of each party’s business as is reasonable possible (and Landlord and Tenant hereby agree to coordinate with each other’s construction schedules so as to avoid delays therein). Notwithstanding anything herein to the contrary, no delay in the completion of the Landlord Work or inconvenience suffered by Tenant during the performance of Landlord Work shall subject Landlord to any liability for any loss of damage resulting therefrom or entitle Tenant to any credit, abatement or adjustment of rent or other sums payable under the Lease; provided that Landlord uses commercially reasonable efforts to complete the Landlord Work within thirty (30) days of the date upon which Landlord delivers possession of the Premises to Tenant, subject to extension equal to the number of days of delay actually experienced by Landlord due to Tenant Delay (as defined below) or Force Majeure, and further provided if the Landlord Work cannot reasonably be completed within such thirty (30) period, that Landlord commences the Landlord Work within such thirty (30) day period and diligently prosecutes the Landlord Work to completion. For the purposes of this Exhibit B, “Tenant Delay” shall mean a delay in the performance of the Landlord Work as a result of the acts or omissions of Tenant, any Tenant Entity or their respective contractors or vendors, including, without limitation, Tenant’s failure to comply with any of its obligations under the Lease.

11.	This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

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SCHEDULE B-1 – HVAC UPGRADE SPECIFICATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

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Schedule B-1

SCHEDULE B-2 – BARKER REPORT

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

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Schedule B-2

SCHEDULE B-3 – APPROVED BUDGET

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

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Schedule B-3

SCHEDULE B-4 – APPROVED GENERAL CONTRACTORS AND MAJOR TRADE SUBCONTRACTORS

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

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Schedule B-4

EXHIBIT C – COMMENCEMENT DATE MEMORANDUM

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

COMMENCEMENT DATE MEMORANDUM

THIS MEMORANDUM, made as of                     , 2004, by and between SFERS REAL ESTATE CORP. U, a Delaware corporation (“Landlord”) and VERISITY DESIGN, INC., a California corporation (“Tenant”).

Recitals:

A.	Landlord and Tenant are parties to that certain Lease, dated for reference February __, 2004 (the “Lease”) for certain premises (the “Premises”) consisting of approximately 58,242 square feet at the building commonly known as Mountain View Corporate Center.

B.	Tenant is in possession of the Premises and the Term of the Lease has commenced.

C.	Landlord and Tenant desire to enter into this Memorandum confirming the Commencement Date, the Termination Date and other matters under the Lease.

[SAMPLE ONLY]

NOW, THEREFORE, Landlord and Tenant agree as follows:

1. The actual Commencement Date is                     .

2. The actual Termination Date is                     .

3. The schedule of the Annual Rent and the Monthly Installment of Rent set forth on the Reference Pages is deleted in its entirety, and the following is substituted therefor:

[insert rent schedule]

4. Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

LANDLORD:	TENANT:

SFERS REAL ESTATE CORP. U, a Delaware corporation	VERISITY DESIGN, INC., a California corporation

By: RREEF Management Company, a Delaware corporation

By: DO_NOT_SIGN	By: DO_NOT_SIGN

Name:	Name: Charles Alvarez

Title:	Title: Vice President of Finance and Chief Financial Officer

Dated:	Dated:

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C-1

EXHIBIT D – RULES AND REGULATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

1. No sign, placard, picture, advertisement, name or notice (collectively referred to as “Signs”) shall be installed or displayed on any part of the outside of the Building without the prior written consent of the Landlord which consent shall be in Landlord’s sole discretion. All approved Signs shall be printed, painted, affixed or inscribed at Tenant’s expense by a person or vendor approved by Landlord and shall be removed by Tenant at Tenant’s expense upon vacating the Premises. Landlord shall have the right to remove any Sign installed or displayed in violation of this rule at Tenant’s expense and without notice.

2. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises or Building, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Except as approved by Landlord with respect to the Initial Alterations (as defined in the Lease) Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3. Tenant shall not alter any lock or other access device or install a new or additional lock or access device or bolt on any door of its Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided, however, Tenant shall be permitted to install door hardware that meets standard industry practice for security services as required by Tenant. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys or other means of access to all doors.

4. If Tenant requires telephone, data, burglar alarm or similar service, the cost of purchasing, installing and maintaining such service shall be borne solely by Tenant. No boring or cutting for wires will be allowed without the prior written consent of Landlord. Landlord shall direct electricians as to where and how telephone, data, and electrical wires are to be introduced or installed. The location of burglar alarms, telephones, call boxes or other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord, which consent shall not be unreasonably withheld.

5. Tenant shall not place a load upon any floor of its Premises, including mezzanine area, if any, which exceeds the load per square foot that such floor was designed to carry and that is allowed by law. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

6. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building without Landlord’s prior written consent which consent shall be in Landlord’s sole discretion.

7. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork, plaster or drywall (except for pictures and general office uses) or in any way deface the Premises or any part thereof. Tenant shall not affix any floor covering to the floor of the Premises or paint or seal any floors in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

8. No cooking shall be done or permitted on the Premises, except that Underwriters’ Laboratory approved microwave ovens or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

9. Tenant shall not use any hand trucks except those equipped with the rubber tires and side guards, and may use such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building. Forklifts which operate on asphalt areas shall only use tires that do not damage the asphalt.

10. Tenant shall not use the name of the Building or any photograph or other likeness of the Building in connection with or in promoting or advertising Tenant’s business except that Tenant may include the Building name in Tenant’s address.

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Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

11. All trash and refuse shall be contained in suitable receptacles at locations approved by Landlord. Tenant shall not place in the trash receptacles any personal trash or material that cannot be disposed of in the ordinary and customary manner of removing such trash without violation of any law or ordinance governing such disposal.

12. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governing authority.

13. Tenant assumes all responsibility for securing and protecting its Premises and its contents including keeping doors locked and other means of entry to the Premises closed.

14. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without Landlord’s prior written consent.

15. No person shall go on the roof without Landlord’s permission.

16. Tenant shall not permit any animals, other than seeing-eye dogs, to be brought or kept in or about the Premises or any common area of the property.

17. Tenant shall not permit any motor vehicles to be washed or mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or parking lot without Landlord’s prior consent.

18. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building. Landlord may waive any one or more of these Rules and Regulations for the benefit of any tenant or tenants, and any such waiver by Landlord shall not be construed as a waiver of such Rules and Regulations for any or all tenants.

19. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order in and about the Building. Tenant agrees to abide by all such rules and regulations herein stated and any additional rules and regulations which are adopted. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, clients, customers, invitees and guests.

20. Any toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

21. Tenant shall not permit smoking or carrying of lighted cigarettes or cigars in areas reasonably designated by Landlord or any applicable governmental agencies as non-smoking areas.

22. Any directory of the Building or project of which the Building is a part (“Project Area”), if provided, will be exclusively for the display of the name and location of tenants only and Landlord reserves the right to charge for the use thereof and to exclude any other names.

23. Canvassing, soliciting, distribution of handbills or any other written material in the Building or Project Area is prohibited and each tenant shall cooperate to prevent the same. No tenant shall solicit business from other tenants or permit the sale of any goods or merchandise in the Building or Project Area without the written consent of Landlord.

24. Any equipment belonging to Tenant which causes noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate the noise or vibration.

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25. Driveways, sidewalks, halls, passages, exits, entrances and stairways (“Access Areas”) shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. Access areas are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgement of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building or its tenants.

26. Landlord reserves the right to designate the use of parking areas and spaces. Tenant shall not park in visitor, reserved, or unauthorized parking areas. Tenant and Tenant’s guests shall park between designated parking lines only and shall not park motor vehicles in those areas designated by Landlord for loading and unloading. Vehicles in violation of the above shall be subject to being towed at the vehicle owner’s expense. Vehicles parked more than seven (7) nights without prior written consent of the Landlord shall be deemed abandoned and shall be subject to being towed at vehicle owner’s expense. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents.

27. No trucks, tractors or similar vehicles can be parked anywhere other than in Tenant’s own truck dock area. Tractor-trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the parking areas or on streets adjacent thereto.

28. During periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow and loading and unloading areas of other tenants. All products, materials or goods must be stored within the Tenant’s Premises and not in any exterior areas, including, but not limited to, exterior dock platforms, against the exterior of the Building, parking areas and driveway areas. Tenant agrees to keep the exterior of the Premises clean and free of nails, wood, pallets, packing materials, barrels and any other debris produced from their operation.

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EXHIBIT E – FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (“Agreement”) is entered into as of this          day of                      , 2004, by and among                      (“Tenant”), SUMITOMO MITSUI BANKING CORPORATION (“Agent”) and SFERS REAL ESTATE CORP. U (“Landlord”).

A. Pursuant to a lease dated                      (the “Lease”) between Landlord and Tenant, Tenant is a tenant of a certain building (the “Building”) on that certain real property described on Exhibit A annexed hereto located in                     , State of California (the “Land”). Borrower’s interest in the Building and the Land shall be referred to herein as “Property”).

B. Agent is Administrative Agent on behalf of Lenders party to a Credit Agreement dated as of                      (the “Credit Agreement”) with respect to, among other things, making a Loan to Landlord in the amount of $28,000,000.00 with interest thereon, evidenced by a certain Promissory Note secured by, among other things, a Mortgage, Assignment of Leases and Security Agreement (the “Mortgage”) constituting a valid lien upon the Property, and secured by an Assignment of Landlord’s interest in the Lease as more particularly set forth in a certain Assignment of Leases and Rents.

C. As a condition precedent to obtaining the Loan, Agent has required that Landlord and Tenant make certain agreements with Agent with respect to the Lease for the benefit of the Lenders party to the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing facts and mutual covenants contained herein, the parties hereto do hereby agree as follows:

1. Assignment: Tenant hereby acknowledges and agrees that it has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Agent as security for the obligations secured by the Mortgage and agrees to such assignment, In the event Agent forwards written notice to Tenants of the occurrence of an Event of Default under the Mortgage and demands that Tenant pay its sums due under the Lease directly to Agent, Tenant shall honor such demand and pay such sums due under the Lease directly to Agent or as otherwise directed pursuant to such notice. In complying with these provisions, Tenant shall be entitled to rely solely upon the notices given by Agent and Landlord hereby permits said direct payments to be made and further agrees to indemnify and hold Tenant harmless from and against any and all loss, claim, damage or liability arising out of Tenants compliance with such notice. Tenant shall be entitled to full credit under the Lease for any rents paid to Agent in accordance with the provisions of this Paragraph to the same extent as if such rents were paid directly to Landlord.

2. Subordination. Subject to the terms hereof and by its execution hereof Tenant acknowledges that the Mortgage in favor of Agent, and any renewals, modifications, consolidations, replacements and extensions thereof shall remain a lien on the Property until such time when fully paid or otherwise disposed of pursuant to the terms thereof prior and superior to the Lease (including specifically, without limitation, any option to purchase or rights of first refusal affecting the Property, or any portion thereof contained therein), the leasehold estate created thereby and Tenant’s right, title and interest in the Property as if the Mortgage had been executed, delivered and duly recorded in the appropriate land records prior to the execution and delivery of the Lease.

3. ATTORNMENT. If the interest of Landlord in the Property and under the Lease shall be acquired by Agent by reason of foreclosure of the Mortgage or any other act or proceeding(s) made or brought to enforce the rights of the Agent, including, but not limited to, by deed in lieu of foreclosure or as a result of any other means, then the Lease and all terms therein, and the rights of Tenant thereunder, shall continue in full force and effect and shall not be altered, terminated, or disturbed, except in accordance with the terms of the lease, and Tenant shall be bound to Agent and Agent shall be bound to Tenant, subject to the terms hereof under all of the terms, covenants and conditions of the Lease for the balance of the terms, and any renewals thereof with the same force and effect as if the Agent were the Landlord under the Lease. In the event Agent acquires the interest of Landlord, Tenant hereby agrees to attorn to Agent as his landlord, said attornment to be effective and self-operative without the execution of any other instruments on the part of either party hereto, immediately upon Agent succeeding to the interest of Landlord under the Lease with written notice of same being delivered to Tenant. Upon receipt by Tenant of said written notice from Agent that Agent has succeeded to the interest of Landlord under the Lease, Tenant will make all payments of monetary obligations due by Tenant under the Lease -at the address provided by

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Agent in the notice. Tenant agrees, however, upon the election of and written demand by Agent within sixty (60) days after Agent receives title to Property, to execute an instrument in confirmation of the foregoing provisions, satisfactory to Agent and Tenant, in which Tenant shall acknowledge this agreement to attorn which shall set forth the terms and conditions hereof and shall not be deemed or construed, in any way, as expanding or modifying Tenant’s obligations as tenant under the Lease, except where specifically set forth herein.

4. Nondisturbance. If it becomes necessary to foreclose the Mortgage, Mortgagee will not terminate the Lease nor join Tenant in summary or foreclosure proceedings so long as Tenant is not in default under any of the terms, covenants or conditions of said Lease without corresponding default of Landlord beyond applicable grace periods after notice thereof or if in default, same shall be cured. If Agent shall succeed to the interests of Landlord under the Lease, Agent shall be bound to the Tenant under all of the terms, covenant and conditions of the Lease, and Agent agrees to recognize Tenant and further agrees that Tenant shall not be disturbed in its possession or use, of the Property, said nondisturbance to be effective and self-operative without the execution of any other instrument(s) on the part of either party hereto, immediately upon Agent succeeding to the interest of Landlord under the Lease, of the Property for any reason our than one which would entitle Landlord to terminate the lease under its terms or would cause, without any further action by Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant from the Property. Tenant shall, from and after Agent’s succession to the interests of Landlord under the Lease, have the same remedies against Agent for the breach of any provision contained in the Lease that Tenant might have had under the Lease against Landlord if Agent had not succeeded to the interests of Landlord under the Lease; provided further, however, that Agent except as expressly set forth in the Lease shall not be:

(a) personally liable for any acts or omissions of any prior landlord (including, but not limited to, Landlord); or

(b) subject to any offsets or defenses which Tenant may have against any prior landlord (including, but not limited to, Landlord); or

(c) liable for any consequential damages attributable to any acts or omissions of any prior landlord (including, but not limited to, Landlord); or

(d) obligated to give Tenant a credit for or acknowledge any rent or any other sums not delivered to Agent which Tenant has paid to Landlord in excess of the rent due under the Lease at the time Agent gave Tenant notice of its succession to the Landlord’s interest; or

(e) liable for the repayment of any monies paid by Tenant under the Lease except that Agent as a successor to Landlord shall be liable for the repayment of a security deposit if payable to Tenant and Landlord fails to pay even if Agent as successor to Landlord has not received the security deposit; or

(f) obligated to commence or complete any construction or contribute toward construction or installation of any improvements required under the Lease, or expand or rehabilitate existing improvements thereon, or restore improvements following any casualty not required to be insured under the Lease or pay the costs of any restoration in excess of the proceeds recovered under any insurance required to be carried under the Lease, provided however that Agent shall cause to be applied to restoration required under the Lease all proceeds of casualty insurance received by or under the control of Agent; or

(g) liable for any damages or other relief attributable to any latent or patent defects in construction; or

(h) liable for any costs or expenses related to any indemnification provided by any prior landlord (including, but not limited to, Landlord) with respect to the presence or clean-up of any hazardous substances or materials in, on, under or about the leased premises; or

(i) obligated to enforce any restriction on competition beyond the Building or Property; or

(j) bound by any amendment or modification of the Lease made without its consent and knowledge.

Additionally, in such event, Tenant shall be bound to Agent, and Agent shall be bound to Tenant, subject to the terms hereof under all of the terms, covenants and conditions of the Lease, and Agent and Tenant shall, from and after Agent’s succession to the interest of Landlord under the Lease, have the same remedies against each other for the breach of any provision contained in the Lease that they might have had under the Lease against each other if Agent were the original Landlord under the Lease.

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5. Limitations on Liability. Neither this Agreement, the Assignment, nor anything to the contrary in the Lease shall, prior to Agent’s acquisition of Landlord’s interest in and possession of the Property, operate to give rise to or create any responsibility or liability for the control, care, management or repair of the Property upon Agent, or impose responsibility for the carrying out by Agent of any of the covenants, terms and conditions of the Lease, or constitute Agent a “mortgagee in possession,” nor shall said instrument operate to make Agent responsible or liable for any waste committed on the Property by any person whatsoever, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss, injury or death to any tenant, licensee, invoice, guest, employee, agent or stranger unless Agent becomes Landlord. In the event Agent becomes substitute landlord, Leader may assign its interest as substitute landlord without notice to, the consent of or the assumption of any liability to any other party hereto, so long as Landlord’s obligations under the Lease and this Agreement, are fully assumed by said Assignee, who shall be deemed by Agent to be a commercially reasonable Assignee, provided however that Agent as successor Landlord shall be responsible for the performance of continuing obligations of Landlord existing after such acquisition.

Anything herein or in the Lease to the contrary notwithstanding, in the event that Agent shall acquire title to the leased premises, Agent shall have no obligation, nor incur any liability beyond the then-existing interest, if any, of Agent the leased premises and Tenant shall look exclusively to such interest of Agent in the leased premises for the payment and discharge of any obligations imposed upon Agent hereunder or under the Lease, and Agent is hereby released and relieved of any other liability hereunder and under the Lease. As regards Agent, Tenant shall look solely to the estate or interest owned by Agent in the leased premises and Tenant will not collect or attempt to collect any judgment out of any other assets of Agent. By executing this Agreement, Landlord specifically acknowledges and agrees that nothing contained in this Section shall impair, limit, affect, lessen, abrogate or otherwise modify the obligations of Landlord to Tenant under the Lease. Agent’s interest (as such term is used herein) in the leased premises shall include Agent’s equity in the leased premises, rents, protests and issues from the leased premises and proceeds from casualty or condemnation affecting the leased premises.

6. Warranties and Representations. Tenant hereby warrants, represents, covenants and agrees to and with Agent:

(a) not to alter, modify’, cancel, terminate or surrender Lease, except as provided therein or herein;

(b) after the date hereof (except as otherwise expressly provided in the Lease), not to enter into any agreement with Landlord, its successors or assigns, which grants any concession with respect to the Lease or which reduces the rent called for thereunder without the express written consent of Agent;

(c) after the date hereof (except as otherwise expressly provided in the Lease), not to create any offset or claims against rents, or prepay rent more than thirty (30) days in advance

(d) that Tenant is now lessee of the leasehold estate created by the Lease and shall not hereafter assign the Lease except as permitted by the terms thereof

(e) to promptly certify in writing to Agent, in connection with any proposed assignment of the Mortgage, whether or not any default on the part of Landlord is claimed to exist under the Lease, and what any such claimed default factually involves; and

(f) not to voluntarily subordinate the Lease to any other lien or encumbrance without Agent’s prior written consent (except as otherwise expressly provided in the Lease).

7. No Waiver. Notwithstanding any other provision of this Agreement, where Agent acquires Landlord’s interest in and possession of the Premises and a Landlord default has occurred and is continuing, Tenant shall not be considered as having waived its rights to require that Agent remedy such default it the Landlord default Continues after the date Agent acquires Landlord’s interest in and possession of the Premises. In that case, Agent shall have no liability for Landlord’s default as it applies to the period before Agent’s acquisition of Landlord’s interest in and possession of the Property, but shall be liable for any failure to cure such continuing default thereafter, provided only that Agent receives the benefit of any notice and cure period required by the Lease or hereunder.

8. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey.

9. Notice and Cure. In the event that Landlord shall default in the performance or observance of any of the terms, conditions or agreement in the Lease, Tenant shall give written notice thereof to Agent and Agent shall have the right but not

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the obligation) to cure such default. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in the Lease, then the Agent provided such is not a failure to provide Essential Services or access to the Premises for which Tenant may exercise self-help shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such thirty (30) days Agent has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued. Specifically preserved hereby are any rights Tenant may have to cure in the event of an emergency, or otherwise, and to set-off and deduct the cost of same from rent, as may be provided in the Lease; provided prior written notice of the exercise of such rights is delivered to Agent, and it is expressly understood by Leader that Agent’s permission is not, in any way, required.

10. Binding Effect; Definitions. The provisions of this Agreement shall be covenants running with the Property, and shall be binding upon and inure to the benefit of the respective parties hereto and their respective heirs, legatees, executors, administrators, beneficiaries, successors and assigns, including without limitation (a) any person who shall obtain, directly or by assignment or conveyance, any interest in the Mortgage, (b) any transferee; or (c) any person who shall obtain any interest in the Property, whether through foreclosure or otherwise. Furthermore, the provisions of this Agreement shall be binding upon any guarantor of Tenants obligations under the Lease. As used herein the term “Tenant” shall include Tenant, its successors and assigns; the words “foreclosures and “foreclosure sale” as used herein shall be deemed to include the acquisition of Landlord’s estate in the Property by voluntary deed (or assignment) in lieu of foreclosure; and the word “Agent” shall include Agent herein specifically named in its capacity as Administrative Agent under the Credit Agreement and any successor Administrative Agent thereunder, and anyone who shall have succeeded to Landlord’s interest in the Property by, through or under foreclosure of the Mortgage.

11. Entire Agreement. This Agreement shall be the whole and only agreement between the parties hereto with regard to the subordination of the Lease and leasehold interest of Tenant to the Mortgage in favor of Agent, and, with respect to Agent and Tenant only, shall supersede and cancel any prior agreements as to such, or any, subordination, including, but not limited to, those provisions, if any, contained in the Lease, which provide for the subordination of the lease and leasehold interest of Tenant to a deed or deeds of trust or to a mortgage or mortgages to be thereafter executed, and shall not be modified or amended except writing signed by all parties hereto.

12. Consideration. Tenant declares, agrees and acknowledges that it intentionally and unconditionally waives, relinquishes and subordinates the Lease and leasehold interest in favor of the Mortgage above mentioned to the extent set forth in this Agreement, and, in consideration of this waiver, relinquishment and subordination, specific loans and advances are being and will be made and, as part and parcel thereof specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.

13. Invalidity or Unenforceability. If any term, covenants or condition of this Agreement other than the effectiveness of the non-disturbance intention is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

14. Number and Gender. The use of the neuter gender in this Agreement shall be deemed to include any other gender, and, words in the singular number shall be held to include the plural, when the sense requires.

15. Notice. Any notice required or allowed by this Agreement shall be in writing and shall be (i) hand-delivered, effective upon receipt, or (ii) sent by United States Express Mail or by private overnight courier, effective upon receipt. or (iii) served by certified mail, postage prepaid, return receipt requested, deemed effective on the day of actual delivery as shown by the addressee’s return receipt or the expiration of three {3) business days after the date of mailing, whichever is the earlier in time; addressed to the party intended to receive the same at the address set forth below:

If to Tenant:

If to Landlord:

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If to Agent:

The parties may, by written notice to the others, designate a different mailing address for notices.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

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EXHIBIT F – FORM OF GUARANTY

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

GUARANTY OF LEASE

FOR VALUE RECEIVED and in consideration for and as an inducement to SFERS REAL ESTATE CORP. U, a Delaware corporation (“Landlord”) to lease certain real property to VERISITY DESIGN, INC., a California corporation, as tenant (“Tenant”), pursuant to a lease dated             , 2004 (the “Lease”) by and between Landlord and Tenant, the undersigned, VERISITY LTD., a corporation organized under the laws of the State of Israel (“Guarantor”) does hereby unconditionally and irrevocably guarantee to Landlord the punctual payment of all Monthly Installment of Rent, Tenant’s Proportionate Share of Expenses and Taxes (as such terms are defined in the Lease) and all other additional rent, costs and expenses (collectively, “Rent”) specified in the Lease payable by Tenant under the Lease throughout the term of the Lease and any and all renewals and extensions thereof in accordance with and subject to the provisions of the Lease, and the full performance and observance of all other terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant under the terms of the Lease, for which the undersigned shall be jointly and severally liable with Tenant. If any default on the part of Tenant shall occur under the Lease, the undersigned does hereby covenant and agree to pay to Landlord upon demand in each and every instance such sum or sums of money and to perform each and every covenant, condition and agreement under the Lease as Tenant is and shall become liable for or obligated to pay or perform under the Lease, together with the costs reasonably incurred by Landlord in connection therewith, including, without limitation, reasonable attorneys’ fees. Such payments of Rent and other sums shall be made monthly or at such other intervals as the same shall or may become payable under the Lease, including any accelerations thereof, all without requiring any notice from Landlord (other than any notice required by the Lease) of such non-payment or non performance, all of which the undersigned hereby expressly waives.

The maintenance of any action or proceeding by Landlord to recover any sum or sums that may be or become due under the Lease and to secure the performance of any of the other terms, covenants and conditions of the Lease shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of Tenant under the Lease. The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Landlord to Tenant for payment of Rent and such other sums and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgence granted, from time to time, or Tenant may be dispossessed or Landlord may avail itself of or exercise any or all of the rights and remedies against Tenant provided by law or by the Lease, and may proceed either against Tenant alone or jointly against Tenant and the undersigned or against the undersigned alone without first prosecuting or exhausting any remedy or claim against Tenant. The undersigned does hereby further consent to any subsequent change, modification or amendment of the Lease in any of its terms, covenants or conditions, or in the Rent payable thereunder, or in the premises demised thereby, or in the term thereof, and to any assignment or assignments of the Lease, and to any subletting or sublettings of the premises demised by the Lease, and to any renewals or extensions thereof, all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty.

The undersigned does hereby agree that the bankruptcy of Tenant shall have no effect on the obligations of the undersigned hereunder. The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship, subrogation or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant, unless and until all claims of Landlord under the Lease shall have been fully paid and satisfied.

The undersigned hereby waives and agrees not to assert: (a) any right to require Landlord to proceed against Tenant, or any other guarantor or person or to pursue any other security or remedy before proceeding against the undersigned; (b) any defense based on the validity or enforceability of the Lease; (c) any right or defense that may arise by reason of the incapacity, lack of authority, death or disability of Tenant or any other person; and (d) any right or defense arising by reason of the absence, impairment, modification, limitation, destruction or cessation (in bankruptcy, by an election of remedies, or otherwise) of the liability of Tenant of the subrogation rights of the undersigned or of the right of the undersigned to proceed against Tenant for reimbursement. The undersigned waives any right, statutory, or otherwise, for

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F-1

itself to require or for Tenant to require Landlord to apply rents received toward the obligations of the undersigned under this Guaranty, or to otherwise prioritize the receipt of rents as against the obligations of the undersigned under this Guaranty. The undersigned hereby waives and agrees not to assert (x) any right or defense based on the absence of any or all presentments, demands (including demands for performance), notices (including notices of any adverse change in the financial status of Tenant, notices of any other facts which increase the risk to the undersigned, notices of non-performance and notices of acceptance of this Guaranty) and protests of each and every kind; (y) the defense of any statute of limitations in any action under or related to this Guaranty or the Lease; and (z) any right or defense based on a lack of diligence or failure or delay by Landlord in enforcing its rights under this Guaranty or the Lease. The undersigned hereby waives and agrees not to assert or take advantage of any right to (i) exoneration if Landlord’s actions shall impair any security or collateral of the undersigned; (ii) any security or collateral held by Landlord; (iii) require Landlord to proceed against or exhaust any security or collateral before proceeding against the undersigned; and (iv) require Landlord to pursue any right or remedy for the benefit of the undersigned. Without limiting the generality of any of the covenants and agreements of the undersigned set forth in this Guaranty, the undersigned hereby waives any and all benefits of the provisions of Sections 2809, 2810, 2819, 2822, 2845, 2848, 2849 and 2850 of the California Civil Code and any similar or analogous statutes of California or any jurisdiction.

Until all the Tenant’s obligations under the Lease are fully performed, the undersigned (a) shall have no right of subrogation or reimbursement against the Tenant by reason of any payments or acts of performance by the undersigned under this Guaranty, (b) subordinates any liability or indebtedness of the Tenant now or hereafter held by the undersigned to the obligations of the Tenant under, arising out of or related to the Lease or Tenant’s use of the Premises; and (c) acknowledges that the actions of Landlord may affect or eliminate any rights of subrogation or reimbursement of the undersigned as against Tenant without any liability or recourse against Landlord.

Neither this Guaranty nor any of the provisions hereof can be modified, waived or terminated, except by a written instrument signed by Landlord. The provisions of this Guaranty shall apply to, bind and inure to the benefit of the undersigned and Landlord and their respective heirs, legal representatives, successors and assigns. As used herein, the term “Tenant” means the Tenant specifically named in the Lease and also any assignee or subtenant of said Lease and any successor to the interests of said Tenant, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise including, without limitation, any trustee in bankruptcy and any bankruptcy estate of Tenant, Tenant’s assignee or sublessee. The undersigned, if there be more than one, shall be jointly and severally liable hereunder, and for purposes of such several liability the word “undersigned” wherever used herein shall be construed to refer to each of the undersigned parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments, and this Guaranty shall not be revoked or impaired as to any of such parties by the death of another party or by revocation or release of any obligations hereunder of any other party.

If Landlord should retain counsel and/or institute any suit against Guarantor to enforce this Guaranty or any covenants or obligations hereunder, then Guarantor shall pay to Landlord, upon demand, all reasonable attorneys’ fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”), in addition to all other amounts due hereunder. This Guaranty shall be governed by and construed in accordance with the internal laws of the state where the premises demised by the Lease are located. For the purpose solely of litigating any dispute under this Guaranty, the undersigned submits to the jurisdiction of the courts of said state. The undersigned hereby waives any right to trial by jury and further waives and agrees not to assert or take advantage of any defense based on the claim that any arbitration decision binding upon Landlord or Tenant is not binding on the undersigned.

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Any notice or other communication to be given to Landlord or the undersigned hereunder shall be in writing and sent in accordance with the notice provisions of the Lease. Notices to Landlord shall be delivered to Landlord’s address set forth in the Lease. Notices to the undersigned shall be addressed as follows: 331 East Evelyn, Mountain View, California 94039. In the event Guarantor’s notice address as set forth above changes, Guarantor agrees to provide written notice to Landlord of such change in address.

This Guaranty shall be construed and enforced in accordance with the laws of the State of California. Any legal action or proceeding with respect to this Guaranty and any action for enforcement of any judgment in respect thereof may be brought in the courts of California or the United States of America for the Northern District of California and by execution and delivery of this guaranty, Guarantor hereby accepts unconditionally the non-exclusive jurisdiction of the aforementioned courts and their respective appellate courts. Guarantor hereby irrevocably consents to the service of process out of any of these aforementioned courts in any such action or proceeding by the mailing of copies thereof by a reputable international courier to Guarantor at the address provided above. Guarantor irrevocably waives any objection which it may now or hereafter have to the laying of venue in any of the courts referred to above arising out of or in connection any action or proceeding on this Guaranty brought in any of the courts referred to above and further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding has been brought in an inconvenient forum.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date of the Lease.

GUARANTOR:
VERISITY LTD., a corporation organized under the laws of the State of Israel

By:

Name:

Title:

Dated:

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